UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2015

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)		10022 (Zip Code)

(212) 559-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2015, the Board of Directors (the “Board”) of Citigroup Inc. (“Citigroup”) elected Eugene M. McQuade as a non-employee director, effective July 13, 2015. Mr. McQuade served as Chief Executive Officer of Citibank, N.A., Citigroup’s largest banking subsidiary, from July 2009 to March 31, 2014, and as Vice Chairman of Citigroup, from April 1, 2014 to May 1, 2015. Mr. McQuade is also the Chairman of the Board of XL Group. Prior to his service at Citibank and Citigroup, he served in various executive positions at Bank of America, FleetBoston Financial, and Merrill Lynch.

Since Mr. McQuade served as the former CEO of Citibank and as Vice Chairman of Citigroup, the Board determined that Mr. McQuade is not independent in accordance with the director independence standards established under Citigroup’s Corporate Governance Guidelines, which are intended to comply with the New York Stock Exchange corporate governance rules, and all other applicable laws, rules and regulations. Mr. McQuade will continue to serve as a director of Citibank and he will serve on Citigroup’s and Citibank’s Risk Management Committees.

Mr. McQuade will receive compensation as a non-employee director in accordance with Citigroup’s non-employee director compensation practices described in “Proposal 1: Election of Directors – Directors’ Compensation” of Citigroup’s Annual Proxy Statement filed with the Securities and Exchange Commission on March 18, 2015. Mr. McQuade received compensation from Citigroup in 2015 for his service as Vice Chairman in the form of a base salary. The amount of base salary paid to him for his service from January 1, 2015 to May 1, 2015 was $172,602.72. In addition, he was eligible for benefits under broad-based plans on the same terms as Citigroup employees generally. There are no family relationships between Mr. McQuade and any officer or other director of Citigroup. There is no arrangement or understanding between Mr. McQuade and any other person pursuant to which he was selected as a director.

A copy of Citigroup’s press release relating to the appointment of Mr. McQuade as director is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number
99.1	Citigroup’s Press Release dated July 13, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: July 15, 2015
	By:	/s/ Rohan Weerasinghe
Name: Rohan Weerasinghe Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number
99.1	Citigroup’s Press Release dated July 13, 2015.